Exhibit 10.1

AMENDMENT NO. 5

TO RESTATED AND AMENDED COAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 5 (“Amendment”) is entered into effective as of January 1, 2010, by and between Seminole Electric Cooperative, Inc. (hereinafter referred to as “Buyer”), a Florida corporation, and Webster County Coal, LLC, a Delaware limited liability company (successor-in-interest to Webster County Coal Corporation, a Kentucky corporation), White County Coal, LLC, a Delaware limited liability company (successor-in-interest to White County Coal Corporation, a Delaware corporation), and Alliance Coal, LLC (“Alliance”), as successor-in-interest to Mapco Coal, Inc., and agent for Webster County Coal, LLC and White County Coal, LLC, all having an address of 1717 South Boulder Avenue, Tulsa, Oklahoma 74119-4886, (the foregoing companies hereinafter referred to collectively as “Seller”).

RECITALS:

WHEREAS, Buyer and Seller entered into that certain Restated and Amended Coal Supply Agreement, effective February 1, 1986, as amended and modified by the following: by Amendment No. 1 dated May 10, 1996; Interim Coal Supply Agreement, dated May 1, 2000; Amendment No. 2, dated February 28, 2002; Amendment No. 3, dated January 1, 2003; Amendment No. 4, dated September 1, 2005; Letter Agreement executed October 25, 2005; and Financial Covenants Agreement executed October 25, 2005 (hereinafter collectively referred to as the “Agreement”); and

WHEREAS, Buyer and Seller desire to further amend the Agreement as provided for herein.

NOW, THEREFORE, in consideration of the recitals and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1. Buyer and Seller acknowledge that, pursuant to Section 2.2 of Article II of the Agreement and Buyer’s election pursuant to the Letter Agreement between Buyer and Seller entered into on October 25, 2005, Seller is obligated to sell to Buyer, and Buyer is obligated to buy from Seller, ****** tons of coal during Contract Year 2010 from Seller’s Pattiki Mine (the “2010 Pattiki Tonnage”). The foregoing notwithstanding, Buyer and Seller hereby agree that no more than ****** tons of the 2010 Pattiki Tonnage will be Pattki Mine coal and the balance will be Pattiki substitute coal which Seller may source from its Dotiki Mine, Warrior Mine and/or Elk Creek Mine; provided, however, that Seller may, but shall not be obligated to, supply more than ****** tons of the 2010 Pattiki Tonnage from the Pattiki Mine in an amount equal to the quantity of Pattiki substitute coal that Seller may be prevented from supplying from the Dotiki Mine, Warrior Mine and/or Elk Creek Mine due to force majeure events occurring at such mines. Pattiki substitute coal shipments from the Dotiki, Warrior and/or Elk Creek mines shall be priced at the then Current Price for the Pattiki Mine, as adjusted pursuant to Article 3.4 and Article IX of the Agreement, as per the example set forth in Exhibit A attached hereto.

******	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b–2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2. The sulphur content set forth in the first paragraph of Section 10.3 of the Agreement is amended as follows:

“(3) Sulphur content: Greater than ******%.”

3. Subparagraph L(1) of Amendment No. 1 is amended as follows:

“(1) Sulphur

A sulphur premium or penalty shall be applied to both Dotiki and Patiki coal at the rate of $****** per ton for each ******% below ******% or above ******% sulphur as the case may be, fractions pro rata, measured as a monthly weighted average, up to a maximum of ******% sulphur. No premium or penalty will be applied to coal ranging between ******% and ******% sulphur. If requested by Seller and approved by Buyer, Seller may ship coal with a sulphur content in excess of ******% on a monthly weighted average basis, and an additional penalty of $****** per ton shall be applied for each ******% above ******%, fractions pro rata. These premiums or penalties shall be applied on a monthly weighted average basis to all tonnage shipped from all sources.”

4. Buyer and Seller confirm, acknowledge and agree that the Agreement, and this Amendment No. 5 together contain the entire agreement between the parties as to coal produced, sold and delivered pursuant to the Agreement and there are no representations, undertakings, or agreements, oral or written, which are not included in the Agreement and this Amendment No. 5.

******	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b–2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 on the day and year below written, but effective as of January 1, 2010.

WEBSTER COUNTY COAL, LLC		SEMINOLE ELECTRIC COOPERATIVE, INC.

By:	/s/ Robert G. Sachse	By:	/s/ Timothy S. Woodbury
Title:	Executive Vice President	Title:	Executive V.P. & General Manager
Date:	February 25, 2010	Date:	February 22, 2010

WHITE COUNTY COAL, LLC		ALLIANCE COAL, LLC for itself and as Agent for WEBSTER COUNTY COAL, LLC, and WHITE COUNTY COAL, LLC

By:	/s/ Robert G. Sachse	By:	/s/ Robert G. Sachse
Title:	Executive Vice President	Title:	Executive Vice President
Date:	February 25, 2010	Date:	February 25, 2010

EXHIBIT A

TO AMENDMENT NO. 5

Example of calculation of Pattiki Mine Substitute Coal adjusted price, assuming the following:

1.	Pattiki Mine Current Price Effective January 1, 2010 is $****** per ton, exclusive of severance taxes.

2.	Freight Rate from Pattiki Mine to Palatka Plant for January 2010 is $****** per ton.

3.	Pattiki Mine contract specification for BTU is ****** BTU/lb.

4.	Dotiki Mine ships ****** tons during month of January 2010 with monthly weighted average of ****** BTU/lb serving as substitute to Pattiki Mine coal.

Calculation of Pattiki Mine substitute coal price adjustment is as follows:

(****** – ******) x ($****** + $******) x ****** tons = ****** BTU Premium
******

$****** BTU Premium ÷ ****** tons = $****** per ton BTU Premium

Then, the price for Substitute Coal for Pattiki Mine is: $****** Current Price + $****** per ton adjustment = $****** realized price per ton for Dotiki coal serving as Substitute Coal for Pattiki Mine coal.

******	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b–2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.